UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2011
Viasystems Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15755	75-2668620

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road, St. Louis, MO	63105

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 727-2087
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 18, 2011, Viasystems Group, Inc. (“Viasystems”) issued a press release announcing Viasystems’ second quarter 2011 results conference call on August 9, 2011 at 3:00 p.m. Eastern Time.
On August 9, 2011, Viasystems issued a press release announcing Viasystems’ second quarter 2011 earnings.
Copies of the press releases issued by Viasystems are attached as exhibits hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Viasystems on July 18, 2011.

99.1A	Press Release issued by Viasystems on August 9, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 9, 2011

VIASYSTEMS GROUP, INC.
By:	/s/ Christopher R. Isaak
Christopher R. Isaak
Vice President, Corporate Controller and Chief Accounting Officer